                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): June 28, 2002

                                 ePresence, Inc.
             ------------------------------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                  Massachusetts
                 ----------------------------------------------
                 (State or Other Jurisdiction of Incorporation)

            0-20364                                   04-2798394
           --------                                   ----------
     (Commission File Number)             (I.R.S. Employer Identification No.)

                                120 Flanders Road
                          Westboro, Massachusetts 01581
          ------------------------------------------------------------
          (Address of Principal Executive Offices, Including Zip Code)

                                 (508) 898-1000
              ----------------------------------------------------
              (Registrant's Telephone Number, Including Area Code)

                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

Upon the recommendation of the Audit Committee of the Registrant's Board of Directors, the Registrant determined to change the independent public accountants for the Registrant from Arthur Andersen LLP ("Andersen"). The Registrant dismissed Andersen on June 28, 2002.

During the Registrant's most recently completed fiscal year and through June 28, 2002, there were no disagreements with Andersen on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Andersen, would have caused it to make reference to the subject matter of the disagreement in connection with its reports on the financial statements for such years. Andersen's reports on the Registrant's financial statements for the past year did not contain an adverse opinion or a disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the Registrant's most recently completed fiscal year and through June 28, 2002, there were no reportable events as defined in Regulation S-K Item 304(a)(1)(v).

The Registrant requested Andersen to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not it agrees with the above statements. A copy of that letter dated June 28, 2002 is filed as Exhibit
16.1 to this Form 8-K.

The Registrant engaged Ernst & Young LLP ("E&Y") as the Registrant's independent public accountants effective as of July 1, 2002 for the fiscal year ending December 31, 2002. The Audit Committee of the Registrant's Board of Directors approved the engagement. During the Registrant's two most recent fiscal years and the subsequent interim period prior to engaging E&Y, neither the Registrant nor anyone on its behalf consulted with E&Y regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Registrant's financial statements, and neither a written report nor oral advice was provided to the Registrant by E&Y that was an important factor considered by the Registrant in reaching a decision as to any accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 7. FINANCIAL STATEMENTS PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(a)  Financial Statements of Businesses Acquired

     Not applicable.

(b)  Pro Forma Financial Information

     Not applicable.

(c)  Exhibits

     16.1 Letter from Arthur Andersen LLP, dated June 28, 2002 to the Commission regarding change in certifying accountant.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       ePRESENCE, INC.

Date: July 3, 2002                     /s/ Richard M. Spaulding
                                           ------------------------
                                           Richard M. Spaulding
                                           Senior Vice President and Chief
                                           Financial Officer, Treasurer and
                                           Clerk (Principal Financial Officer
                                           and Principal Accounting Officer)

                                  Exhibit Index

16.1 Letter from Arthur Andersen LLP, dated June 28, 2002 to the Commission regarding change in certifying accountant.